UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2010

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

On November 9, 2010, OraSure Technologies, Inc. (the “Company”) held a webcast conference call with analysts and investors, during which Douglas A. Michels, the Company’s President and Chief Executive Officer, and Ronald H. Spair, the Company’s Chief Financial Officer and Chief Operating Officer, discussed the Company’s financial results for the quarter ended September 30, 2010, provided financial guidance for the fourth quarter 2010 and described certain business developments. A copy of the prepared remarks of Messrs. Michels and Spair is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. Third Quarter 2010 Analyst/Investor Conference Call Held November 9, 2010.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: November 9, 2010	By:	/S/ JACK E. JERRETT
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

99	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. Third Quarter 2010 Analyst/Investor Conference Call Held November 9, 2010.